VARCO INTERNATIONAL, INC.

FINANCIAL RESULTS - As initially reported

(in thousands, except share and per share data)

	Q1 01	Q2 01	Q3 01	Q4 01	YTD 2001	Q1 02	Q2 02	Q3 02	Q4 02	YTD 2002
	Restated					Restated
Revenue
Drilling Equipment Sales	$68,100	$92,372	$101,689	$133,390	$395,551	$110,276	$133,440	$120,344	$122,635	$486,695
Tubular Services	88,968	87,835	89,332	86,489	352,624	75,039	76,394	91,339	113,194	355,966
Drilling Services	76,366	78,686	83,479	75,740	314,271	71,252	66,419	69,525	71,421	278,617
Coiled Tubing & Wireline Products	40,923	47,796	53,156	63,488	205,363	54,001	59,800	52,731	47,254	213,786

Total Revenue	274,357	306,689	327,656	359,107	1,267,809	310,568	336,053	333,939	354,504	1,335,064
Gross Profit (before goodwill amortization)	80,925	97,900	98,819	106,350	383,994	89,471	95,799	97,252	100,485	383,007
	29.5%	31.9%	30.2%	29.6%	30.3%	28.8%	28.5%	29.1%	28.3%	28.7%
Goodwill Amortization	2,460	2,711	2,636	2,650	10,457	0	0	0	0	0
Selling, General & Administration	31,987	40,154	37,136	42,999	152,276	37,965	38,407	41,257	45,754	163,383
Research & Engineering	9,892	11,325	12,605	12,813	46,635	12,781	14,464	14,932	14,895	57,072
Merger, Transaction, Litigation and Impairment Costs	0	16,500	0	0	16,500	2,829	0	2,369	1,289	6,487

Operating Profit	36,586	27,210	46,442	47,888	158,126	35,896	42,928	38,694	38,547	156,065
Interest Expense	3,789	5,529	6,134	6,324	21,776	6,068	6,046	6,243	7,251	25,608
Other Expense(Income)	976	631	1,599	1,049	4,255	2,296	3,467	2,137	(222)	7,678

Income before Taxes	31,821	21,050	38,709	40,515	132,095	27,532	33,415	30,314	31,518	122,779
Income Tax Provision	12,732	8,477	13,741	14,177	49,127	10,245	12,352	10,262	10,113	42,972

Net Income from continuing operations	19,089	12,573	24,968	26,338	82,968	17,287	21,063	20,052	21,405	79,807

Income (loss) from discontinued operations	0	0	0	0	0	0	0	0	0	0

Net Income	$19,089	$12,573	$24,968	$26,338	$82,968	$17,287	$21,063	$20,052	$21,405	$79,807

Earnings per Common Share
Basic:
Continuing operations	$0.20	$0.13	$0.26	$0.27	$0.87	$0.18	$0.22	$0.21	$0.22	$0.83
Discontinued operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net income	$0.20	$0.13	$0.26	$0.27	$0.87	$0.18	$0.22	$0.21	$0.22	$0.83

Dilutive:
Continuing operations	$0.20	$$0.13	$0.26	$0.27	$0.86	$0.18	$0.22	$0.21	$0.22	$0.82
Discontinued operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net income	$0.20	$0.13	$0.26	$0.27	$0.86	$0.18	$0.22	$0.21	$0.22	$0.82

Weighted Avg Shares Outstanding
Basic	95,338,404	95,765,303	95,857,867	95,970,015	95,732,897	96,137,535	96,669,634	96,785,063	96,922,426	96,628,664

Dilutive	96,613,309	96,927,297	96,569,018	96,591,551	96,675,294	96,841,252	97,714,512	97,504,538	97,663,657	97,430,990

Depreciation and Amortization	$15,407	$16,880	$17,560	$18,053	$67,900	$14,712	$13,945	$14,388	$16,201	$59,246

	Q1 03	Q2 03	Q3 03	Q4 03	YTD 2003
Revenue
Drilling Equipment Sales	$139,179	$123,056	$114,749	$97,189	$474,173
Tubular Services	104,758	107,999	124,198	118,943	455,898
Drilling Services	69,460	69,879	78,024	75,300	292,663
Coiled Tubing & Wireline Products	54,080	56,523	58,005	58,265	226,873

Total Revenue	367,477	357,457	374,976	349,697	1,449,607
Gross Profit (before goodwill amortization)	103,615	91,668	107,899	90,314	393,496
	28.2%	25.6%	28.8%	25.8%	27.1%
Goodwill Amortization	0	0	0	0	0
Selling, General & Administration	47,115	44,554	44,495	44,676	180,840
Research & Engineering	14,948	16,239	15,325	14,994	61,506
Merger, Transaction, Litigation and Impairment Costs	0	0	0	11,169	11,169

Operating Profit	41,552	30,875	48,079	19,475	139,981
Interest Expense	7,899	7,815	7,357	7,097	30,168
Other Expense(Income)	1,447	(86)	1,093	(211)	2,243

Income before Taxes	32,206	23,146	39,629	12,589	107,570
Income Tax Provision	11,272	8,031	12,990	8,034	40,327

Net Income from continuing operations	20,934	15,115	26,639	4,555	67,243

Income (loss) from discontinued operations	0	0	0	0	0

Net Income	$20,934	$15,115	$26,639	$4,555	$67,243

Earnings per Common Share
Basic:
Continuing operations	$0.22	$0.16	$0.27	$0.05	$0.69
Discontinued operations	0.00	0.00	0.00	0.00	0.00

Net income	$0.22	$0.16	$0.27	$0.05	$0.69

Dilutive:
Continuing operations	$0.21	$0.15	$0.27	$0.05	$0.68
Discontinued operations	0.00	0.00	0.00	0.00	0.00

Net income	$0.21	$0.15	$0.27	$0.05	$0.68

Weighted Avg Shares Outstanding
Basic	97,136,872	97,365,039	97,503,222	97,190,313	97,298,862

Dilutive	97,970,011	98,423,757	98,263,529	98,004,179	98,165,369

Depreciation and Amortization	$16,326	$16,366	$16,936	$17,571	$67,199

VARCO INTERNATIONAL, INC.

MORINOAK INTERNATIONAL LIMITED (MIL) FINANCIAL RESULTS

(in thousands, except share and per share data)

	Q1 01	Q2 01	Q3 01	Q4 01	YTD 2001	Q1 02	Q2 02	Q3 02	Q4 02	YTD 2002
	Restated					Restated
Revenue
Drilling Equipment Sales	$0	$0	$0	$6,014	$6,014	$1,721	$1,222	$5,847	$3,908	$12,698
Tubular Services	0	0	0	0	0	0	0	0	0	0
Drilling Services	0	0	0	0	0	0	0	0	0	0
Coiled Tubing & Wireline Products	0	0	0	0	0	0	0	0	0	0

Total Revenue	0	0	0	6,014	6,014	1,721	1,222	5,847	3,908	12,698
Gross Profit (before goodwill amortization)	0	0	0	849	849	385	(105)	462	276	1,018
	0%	0%	0%	14.1%	14.1%	22.4%	-8.6%	7.9%	7.1%	8.0%
Goodwill Amortization	0	0	0	0	0	0	0	0	0	0
Selling, General & Administration	0	0	0	692	692	634	634	812	1,047	3,127
Research & Engineering	0	0	0	0	0	0	0	0	0	0
Merger, Transaction, Litigation and Impairment Costs	0	0	0	0	0	0	0	0	0	0

Operating Profit(Loss)	0	0	0	157	157	(249)	(739)	(350)	(771)	(2,109)
Interest Expense	0	0	0	0	0	0	0	0	0	0
Other Expense(Income)	0	0	0	0	0	0	0	0	0	0

Income(Loss) before Taxes	0	0	0	157	157	(249)	(739)	(350)	(771)	(2,109)
Income Tax Provision	0	0	0	47	47	(75)	(222)	(105)	(231)	(633)

Net Income(Loss) from continuing operations	0	0	0	110	110	(174)	(517)	(245)	(540)	(1,476)

Income (loss) from discontinued operations	0	0	0	0	0	0	0	0	0	0

Net Income(Loss)	$0	$0	$0	$110	$110	$(174)	$(517)	$(245)	$(540)	$(1,476)

Earnings per Common Share
Basic:
Continuing operations	$0.00	$$0.00	$0.00	$0.00	$0.00	$0.00	$-0.01	$0.00	$-0.01	$-0.02
Discontinued operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net income	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$-0.01	$0.00	$-0.01	$-0.02

Dilutive:
Continuing operations	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$-0.01	$0.00	$-0.01	$-0.02
Discontinued operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net income	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$-0.01	$0.00	$-0.01	$-0.02

Weighted Avg Shares Outstanding
Basic	95,338,404	95,765,303	95,857,867	95,970,015	95,732,897	96,137,535	96,669,634	96,785,063	96,922,426	96,628,664

Dilutive	96,613,309	96,927,297	96,569,018	96,591,551	96,675,294	96,841,252	97,714,512	97,504,538	97,663,657	97,430,990

Depreciation and Amortization	$0	$0	$0	$67	$67	$54	$55	$60	$60	$229

	Q1 03	Q2 03	Q3 03	Q4 03	YTD 2003	Q1 04
Revenue
Drilling Equipment Sales	$5,937	$1,648	$3,061	$1,340	$11,986	$39,109
Tubular Services	0	0	0	0	0	0
Drilling Services	0	0	0	0	0	0
Coiled Tubing & Wireline Products	0	0	0	0	0	0

Total Revenue	5,937	1,648	3,061	1,340	11,986	39,109
Gross Profit (before goodwill amortization)	776	(7,702)	174	(4,767)	(11,519)	(15,019)
	13.1%	-467.4%	5.7%	-355.7%	-96.1%	-38.4%
Goodwill Amortization	0	0	0	0	0	0
Selling, General & Administration	649	721	809	853	3,032	873
Research & Engineering	103	142	39	51	335	193
Merger, Transaction, Litigation and Impairment Costs	0	0	0	11,169	11,169	0

Operating Profit(Loss)	24	(8,565)	(674)	(16,840)	(26,055)	(16,085)
Interest Expense	0	0	0	0	0	0
Other Expense(Income)	0	0	0	0	0	0

Income(Loss) before Taxes	24	(8,565)	(674)	(16,840)	(26,055)	(16,085)
Income Tax Provision	7	(2,570)	(202)	(1,701)	(4,466)	(4,343)

Net Income(Loss) from Continuing Operations	17	(5,995)	(472)	(15,139)	(21,589)	(11,742)

Income (loss) from discontinued operations	0	0	0	0	0	0

Net Income(Loss)	$17	$(5,995)	$(472)	$(15,139)	$(21,589)	$(11,742)

Earnings per Common Share
Basic:
Continuing operations	$0.00	$-0.06	$0.00	$-0.16	$-0.22	$-0.12
Discontinued operations	0.00	0.00	0.00	0.00	0.00	0.00

Net income	$0.00	$-0.06	$0.00	$-0.16	$-0.22	$-0.12

Dilutive:
Continuing operations	$0.00	$-0.06	$0.00	$-0.15	$-0.22	$-0.12
Discontinued operations	0.00	0.00	0.00	0.00	0.00	0.00

Net income	$0.00	$-0.06	$0.00	$-0.15	$-0.22	$-0.12

Weighted Avg Shares Outstanding
Basic	97,136,872	97,365,039	97,503,222	97,190,313	97,298,862	97,123,136

Dilutive	97,970,011	98,423,757	98,263,529	98,004,179	98,165,369	98,094,162

Depreciation and Amortization	$63	$65	$66	$70	$264	$76

VARCO INTERNATIONAL, INC.

FINANCIAL RESULTS with MIL as Discontinued Operations

(in thousands, except share and per share data)

	Q1 01		Q2 01	Q3 01	Q4 01	YTD 2001	Q1 02	Q2 02	Q3 02	Q4 02	YTD 2002
	Restated						Restated
Revenue
Drilling Equipment Sales		$68,100	$92,372	$101,689	$127,376	$389,537	$108,555	$132,218	$114,497	$118,727	$473,997
Tubular Services		88,968	87,835	89,332	86,489	352,624	75,039	76,394	91,339	113,194	355,966
Drilling Services		76,366	78,686	83,479	75,740	314,271	71,252	66,419	69,525	71,421	278,617
Coiled Tubing & Wireline Products		40,923	47,796	53,156	63,488	205,363	54,001	59,800	52,731	47,254	213,786

Total Revenue		274,357	306,689	327,656	353,093	1,261,795	308,847	334,831	328,092	350,596	1,322,366
Gross Profit (before goodwill amortization)		80,925	97,900	98,819	105,501	383,145	89,086	95,904	96,790	100,209	381,989
		29.5%	31.9%	30.2%	29.9%	30.4%	28.8%	28.6%	29.5%	28.6%	28.9%
Goodwill Amortization		2,460	2,711	2,636	2,650	10,457	0	0	0	0	0
Selling, General & Administration		31,987	40,154	37,136	42,307	151,584	37,331	37,773	40,445	44,707	160,256
Research & Engineering		9,892	11,325	12,605	12,813	46,635	12,781	14,464	14,932	14,895	57,072
Merger, Transaction & Litigation (Note 1)		0	16,500	0	0	16,500	2,829	0	2,369	1,289	6,487

Operating Profit		36,586	27,210	46,442	47,731	157,969	36,145	43,667	39,044	39,318	158,174
Interest Expense		3,789	5,529	6,134	6,324	21,776	6,068	6,046	6,243	7,251	25,608
Other Expense(Income)		976	631	1,599	1,049	4,255	2,296	3,467	2,137	(222)	7,678

Income before Taxes		31,821	21,050	38,709	40,358	131,938	27,781	34,154	30,664	32,289	124,888
Income Tax Provision		12,732	8,477	13,741	14,130	49,080	10,320	12,574	10,367	10,344	43,605

Net income from continuing operations		19,089	12,573	24,968	26,228	82,858	17,461	21,580	20,297	21,945	81,283

Income (loss) from discontinued operations		0	0	0	110	110	(174)	(517)	(245)	(540)	(1,476)

Net Income		$19,089	$12,573	$24,968	$26,338	$82,968	$17,287	$21,063	$20,052	$21,405	$79,807

Earnings per Common Share
Basic:
Continuing operations		$0.20	$0.13	$0.26	$0.27	$0.87	$0.18	$0.22	$0.21	$0.23	$0.84
Discontinued operations		0.00	0.00	0.00	0.00	0.00	0.00	-0.01	0.00	-0.01	-0.02

Net income		$0.20	$0.13	$0.26	$0.27	$0.87	$0.18	$0.22	$0.21	$0.22	$0.83

Dilutive:
Continuing operations		$0.20	$0.13	$0.26	$0.27	$0.86	$0.18	$0.22	$0.21	$0.22	$0.83
Discontinued operations		0.00	0.00	0.00	0.00	0.00	0.00	-0.01	0.00	-0.01	-0.02

Net income		$0.20	$0.13	$0.26	$0.27	$0.86	$0.18	$0.22	$0.21	$0.22	$0.82

Weighted Avg Shares Outstanding
Basic		95,338,404	95,765,303	95,857,867	95,970,015	95,732,897	96,137,535	96,669,634	96,785,063	96,922,426	96,628,664

Dilutive		96,613,309	96,927,297	96,569,018	96,591,551	96,675,294	96,841,252	97,714,512	97,504,538	97,663,657	97,430,990

Before Merger, Transaction, Litigation, Restructuring and Discontinued Operations (Note 1 and Note 2)
Operating Profit		$36,586	$43,710	$46,442	$47,731	$174,469	$38,974	$43,667	$41,413	$40,607	$164,661

EBITDA	$	,017	$59,959	$62,403	$64,668	$238,047	$51,336	$54,090	$53,604	$56,970	$216,000

Net Income		$19,089	$23,298	$24,968	$26,228	$93,583	$19,300	$21,580	$21,813	$22,807	$85,500

Dilutive EPS		$0.20	$0.24	$0.26	$0.27	$0.97	$0.20	$0.22	$0.22	$0.23	$0.88

Depreciation & Amortization		$15,407	$16,880	$17,560	$17,986	$67,833	$14,658	$13,890	$14,328	$16,141	$59,017

	Q1 03	Q2 03	Q3 03	Q4 03	YTD 2003	Q1 04
Revenue
Drilling Equipment Sales	$133,242	$121,408	$111,688	$95,849	$462,187	$96,775
Tubular Services	104,758	107,999	124,198	118,943	455,898	118,465
Drilling Services	69,460	69,879	78,024	75,300	292,663	74,547
Coiled Tubing & Wireline Products	54,080	56,523	58,005	58,265	226,873	52,557

Total Revenue	361,540	355,809	371,915	348,357	1,437,621	342,344
Gross Profit (before goodwill amortization)	102,839	99,370	107,725	95,081	405,015	88,849
	28.4%	27.9%	29.0%	27.3%	28.2%	26.0%
Goodwill Amortization	0	0	0	0	0	0
Selling, General & Administration	46,466	43,833	43,686	43,823	177,808	42,269
Research & Engineering	14,845	16,097	15,286	14,943	61,171	13,564
Merger, Transaction & Litigation (Note 1)	0	0	0	0	0	0

Operating Profit	41,528	39,440	48,753	36,315	166,036	33,016
Interest Expense	7,899	7,815	7,357	7,097	30,168	7,346
Other Expense(Income)	1,447	(86)	1,093	(211)	2,243	1,229

Income before Taxes	32,182	31,711	40,303	29,429	133,625	24,441
Income Tax Provision	11,265	10,601	13,192	9,735	44,793	8,215

Net income(loss) from continuing operations	20,917	21,110	27,111	19,694	88,832	16,226

Income (loss) from discontinued operations	17	(5,995)	(472)	(15,139)	(21,589)	(11,742)

Net Income	$20,934	$15,115	$26,639	$4,555	$67,243	$4,484

Earnings per Common Share
Basic:
Continuing operations	$0.22	$0.22	$0.28	$0.20	$0.91	$0.17
Discontinued operations	0.00	-0.06	0.00	-0.16	-0.22	-0.12

Net income	$0.22	$0.16	$0.27	$0.05	$0.69	$0.05

Dilutive:
Continuing operations	$0.21	$0.21	$0.28	$0.20	$0.90	$0.17
Discontinued operations	0.00	-0.06	0.00	-0.15	-0.22	-0.12

Net income	$0.21	$0.15	$0.27	$0.05	$0.68	$0.05

Weighted Avg Shares Outstanding
Basic	97,136,872	97,365,039	97,503,222	97,190,313	97,298,862	97,123,136

Dilutive	97,970,011	98,423,757	98,263,529	98,004,179	98,165,369	98,094,162

Before Merger, Transaction, Litigation, Restructuring and Discontinued Operations (Note 1)
Operating Profit	$41,528	$39,440	$49,069	$36,865	$166,902	$34,783

EBITDA	$56,344	$55,827	$64,846	$54,577	$231,594	$51,550

Net Income	$20,917	$21,110	$27,324	$20,062	$89,413	$17,399

Dilutive EPS	$0.21	$0.21	$0.28	$0.20	$0.91	$0.18

Depreciation & Amortization	$16,263	$16,301	$16,870	$17,501	$66,935	$17,996

Note 1: The second quarter 2001 charge of $16.5 million was related to a patent litigation matter. The first quarter 2002 charge of $2.8 million was related to the May 2000 merger of Tuboscope Inc. and Varco International Inc. The third quarter and fourth quarter 2002 charges of $2.4 million and $1.3 million, respectively, were related to merger and transaction costs associated with the acquisition of ICO, Inc. in September 2002. The fourth quarter 2003 charge of $11.2 million was related to the goodwill impairment and write-off of fixed assets associated with the registrant’s MIL business. The third and fourth quarter of 2003 and first quarter of 2004 included Drilling Equipment Group restructuring charges of $0.3 million, $0.6 million and $1.8 million, respectively. The registrant believes that reporting operating profit, EBITDA, net income, and dilutive EPS excluding certain special charges (merger, transaction, litigation, Drilling Equipment Group restructuring and discontinued operations) provides useful supplemental information regarding the registrant’s on-going economic performance and, therefore, uses this financial measure internally to evaluate and manage the registrant’s operations. The registrant has chosen to provide this information to investors to enable them to perform more meaningful comparisons of operating results and as a means to emphasize the results of on-going operations.

VARCO INTERNATIONAL, INC.

RECONCILIATIONS

(in thousands, except share and per share data)

	Q1 01	Q2 01	Q3 01	Q4 01	YTD 2001	Q1 02	Q2 02	Q3 02	Q4 02	YTD 2002
	Restated					Restated
Reconciliation of EBITDA:
GAAP net income	$19,089	$12,573	$24,968	$26,338	$82,968	$17,287	$21,063	$20,052	$21,405	$79,807
Provision for income taxes	12,732	8,477	13,741	14,130	49,080	10,320	12,574	10,367	10,344	43,605
Interest expense	3,789	5,529	6,134	6,324	21,776	6,068	6,046	6,243	7,251	25,608
Depreciation and amortization	15,407	16,880	17,560	18,053	67,900	14,712	13,945	14,388	16,201	59,246
Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment:
Litigation costs	0	16,500	0	0	16,500	0	0	0	0	0
ICO acquisition costs	0	0	0	0	0	0	0	2,369	1,289	3,658
Severance costs from merger agreement	0	0	0	0	0	2,829	0	0	0	2,829
Drilling equipment restructuring	0	0	0	0	0	0	0	0	0	0
MIL discontinued operations/impairment costs	0	0	0	(110)	(110)	174	517	245	540	1,476
Less MIL depreciation and amortization	0	0	0	(67)	(67)	(54)	(55)	(60)	(60)	(229)

EBITDA before Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment charges	$51,017	$59,959	$62,403	$64,668	$238,047	$51,336	$54,090	$53,604	$56,970	$216,000

Reconciliation of GAAP net income before Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment charges, net of tax:
GAAP net income	$19,089	$12,573	$24,968	$26,338	$82,968	$17,287	$21,063	$20,052	$21,405	$79,807
Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment, net of tax:
Litigation costs	0	10,725	0	0	10,725	0	0	0	0	0
ICO acquisition costs	0	0	0	0	0	0	0	1,516	862	2,378
Severance costs from merger agreement	0	0	0	0	0	1,839	0	0	0	1,839
Drilling equipment restructuring	0	0	0	0	0	0	0	0	0	0
MIL discontinued operations/impairment costs	0	0	0	(110)	(110)	174	517	245	540	1,476

Net income before Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment charges, net of tax	$19,089	$23,298	$24,968	$26,228	$93,583	$19,300	$21,580	$21,813	$22,807	$85,500

Earnings per Common Share before Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment charges, net of tax:
Basic	$0.20	$0.24	$0.26	$0.27	$0.98	$0.20	$0.22	$0.23	$0.24	$0.88

Dilutive	$0.20	$0.24	$0.26	$0.27	$0.97	$0.20	$0.22	$0.22	$0.23	$0.88

Weighted Avg Shares Outstanding
Basic	95,338,404	95,765,303	95,857,867	95,970,015	95,732,897	96,137,535	96,669,634	96,785,063	96,922,426	96,628,664

Dilutive	96,613,309	96,927,297	96,569,018	96,591,551	96,675,294	96,841,252	97,714,512	97,504,538	97,663,657	97,430,990

	Q1 03	Q2 03	Q3 03	Q4 03	YTD 2003	Q1 04
Reconciliation of EBITDA:
GAAP net income	$20,934	$15,115	$26,639	$4,555	$67,243	$4,484
Provision for income taxes	11,265	10,601	13,192	9,735	44,793	8,215
Interest expense	7,899	7,815	7,357	7,097	30,168	7,346
Depreciation and amortization	16,326	16,366	16,936	17,571	67,199	18,072
Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment:
Litigation costs	0	0	0	0	0	0
ICO acquisition costs	0	0	0	0	0	0
Severance costs from merger agreement	0	0	0	0	0	0
Drilling equipment restructuring	0	0	316	550	866	1,767
MIL discontinued operations/impairment costs	(17)	5,995	472	15,139	21,589	11,742
Less MIL depreciation and amortization	(63)	(65)	(66)	(70)	(264)	(76)

EBITDA before Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment charges	$56,344	$55,827	$64,846	$54,577	$231,594	$51,550

Reconciliation of GAAP net income before Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment charges, net of tax:
GAAP net income	$20,934	$15,115	$26,639	$4,555	$67,243	$4,484
Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment charges, net of tax:
Litigation costs	0	0	0	0	0	0
ICO acquisition costs	0	0	0	0	0	0
Severance costs from merger agreement	0	0	0	0	0	0
Drilling equipment restructuring	0	0	213	368	581	1,173
MIL discontinued operations/impairment costs	(17)	5,995	472	15,139	21,589	11,742

Net income before Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment charges, net of tax	$20,917	$21,110	$27,324	$20,062	$89,413	$17,399

Earnings per Common Share before Merger, Transaction, Litigation, Restructuring and MIL Discontinued Operations/Impairment charges, net of tax:
Basic	$0.22	$0.22	$0.28	$0.21	$0.92	$0.18

Dilutive	$0.21	$0.21	$0.28	$0.20	$0.91	$0.18

Weighted Avg Shares Outstanding
Basic	97,136,872	97,365,039	97,503,222	97,190,313	97,298,862	97,123,136

Dilutive	97,970,011	98,423,757	98,263,529	98,004,179	98,165,369	98,094,162